Industry-Leading Commercial Vehicle Products
Third Quarter 2013
Earnings Call

accuridecorp.com

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

➢ Opening Comments	Rick Dauch
• CEO Update	*President & CEO*
• Industry Conditions	
• "Fix & Grow" Status	
➢ Financial Information	Greg Risch
• Third Quarter Results	*Vice President & CFO*
• 2013 Outlook	
➢ Summary	Rick Dauch
➢ Q&A	Rick Dauch Greg Risch

CEO Update

Achievements

- **Reduced Fixed Cost Structure:**
  - Continued margin improvement despite lower revenue
  - Imperial asset sold for $30M cash and $2.25M earn-out
  - Transferred distribution operations to Batavia , IL and exited costly lease in Whitestown, IN
  - Agreement reached to sell our Elkhart plant (~ $1.3 MM in cash proceeds)
  - Select SGA & overhead reductions (staffing and spending curtailment)
- **Stabilizing & Improving Operational Metrics:**
  - Wheels: Poised for recovery; New paint line installation on schedule for 1Q14 launch
  - Gunite: Positive operating income for six months in a row (excl one-timers in Sep); hub launch under control
  - Brillion: Tentative new CBA with US Steelworkers; Positive impact from LEAN systems
  - ERP System readiness for 2014 launch

Challenges

- **Continued weak industry demand levels (Class 5-8 truck, mining & construction)**
- **Capacity Utilization**

Industry Indicators are MIXED

Commercial Vehicle Demand (Wheels and Gunite)

ISM Manufacturing Index


65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
25.0
20.0
Jan-95
Dec-95
Nov-96
Oct-97
Sep-98
Aug-99
Jul-00
Jun-01
May-02
Apr-03
Mar-04
Feb-05
Jan-06
Dec-06
Nov-07
Oct-08
Sep-09
Aug-10
Jul-11
Jun-12
May-13

Fleet Utilization


History
Forecast
Utilization Rate, Total Fleet (% in Use)
100%
95%
90%
85%
80%
75%
70%
65%
2008
2009
2010
2011
2012
2013
2014

Fleet Age



Construction and Mining Machinery Demand (Brillion)

CAT Worldwide Retail Machine Sales


80%
60%
40%
20%
0%
-20%
-40%
-60%

Housing Starts


Thousands of Starts0
2500
2000
1500
1000
500
0
Average Annual Housing Starts: 1995-2000
Jan-95
Dec-95
Nov-96
Oct-97
Sep-98
Aug-99
Jul-00
Jun-01
May-02
Apr-03
Mar-04
Feb-05
Jan-06
Dec-06
Nov-07
Oct-08
Sep-09
Aug-10
Jul-11
Jun-12
May-13

N.A. Earthmoving Machinery Sales


Units
250,000
200,000
150,000
100,000
50,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Mixed industry indicators = Tepid recovery

Class 8 Build Projections



Bar Base
Delta
2012 ACT
80,000
75,000
70,000
65,000
60,000
55,000
50,000
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

2012 Full Year	
FTR	273,036
ACT	278,720

2013 Full Year	
FTR	241,692
ACT	252,399

2014 Full Year	
FTR	260,900
ACT	280,826

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
FTR	73,306	77,720	63,895	58,115	52,784	66,273	61,538	61,097	63,300	66,400	65,100	66,100
ACT	77,701	78,268	64,901	57,850	55,014	67,433	64,526	65,426	65,806	71,007	72,007	72,007

1Q13 was the trough of the cycle – slowly moving in right direction

Customer Class 5-8 Build Forecasts



Builds (000,s)
120.0
100.0
80.0
60.0
40.0
20.0
0.0
103.1
94.5
88.0
101.5
90.7
82.4
- 8%
- 7%
- 11%
- 9%
Q3 OEM Jul
Q3 ACW Jul
Q3 Actual
Q4 OEM Jul
Q4 OEM Oct
Q4 ACW Oct

Actual builds coming in lower than previous OEM and ACW forecasts

Sources: ACT, FTR

Critical "Fix & Grow" Progress





2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Aluminum Expansion
Complete
Gunite Machining
Complete
Consolidate Gunite Plants
Complete
Brillion Improvements
Significant Progress – More Opportunity
ERP Migration
2014---->

Our capital intensive restructuring of operations are substantially complete!

2013-14 Shifting Our Focus



	Initiative	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
PROCESS IMPROVEMENTS	ERP Implementation			← Wheels →		← Gunite / ADC →	
	Wheels Coating Systems	← Install →	← Launch →				
	Select Foundry Upgrades		Gunite & Brillion				
GROW	New Technology Introductions		Wheels & Gunite				
	Aluminum Wheel Capacity Utilization						
	Gunite/Wheels Market Share						
	Global Wheel Expansion	Opportunistic Timing					

Our efforts will increasingly focus on the "Grow" portion of our "Fix & Grow" plan!

Growth Opportunities in N.A.

Recent Wins:

- Wheels:
  - Re-secured large trailer OEM aluminum wheels with upside volume potential
  - Repositioned as “competitive aluminum wheel option” at large truck OEM
  - Top 10 Fleet conversion program to 100% Accuride aluminum wheel spec
  - Increased aftermarket market share

Future Opportunities:

- Wheels:
  - Secure standard or competitive option position at truck and trailer OEMs in North America
  - Fleet conversion
  - Aftermarket
- Gunite:
  - Aftermarket
  - Fleet conversion
- Brillion:
  - Targeting non-traditional regional customers (Multiple RFQs)
  - Diversify customer base for castings by including value-add machining (market trends)

3rd Quarter Results

3rd Quarter Results

QTD Period Ending September 30th ***$ Millions***	***2012 Actual***	***2013 Actual***
Net Sales	$187.3	$155.3
YOY Growth	*(9.2%)*	*(17.1%)*
Operating Income (Loss)	(7.8)	(0.7)
Percent to Sales	*(4.2%)*	*(0.5%)*
Incremental Operating Margin	*63.5%*	*(22.2%)*
Net Interest Income (Expense)	(8.9)	(8.7)
Other Income (Expense)	0.8	0.5
Profit (Loss) Before Tax From Cont Ops	$(15.9)	$(8.9)
Tax (Provision) Benefit	0.1	0.5
Net Income (Loss) From Cont Ops	$(15.8)	$(8.4)
Discontinued Operations, Net of Tax	(1.9)	(10.2)
Net Income (Loss)	$(17.7)	$(18.6)
EPS Basic	*(0.37)*	*(0.39)*
EPS Fully Diluted	*(0.37)*	*(0.39)*
Adjusted EBITDA	$12.3	$11.2
Percent to Sales	*6.6%*	*7.2%*

2013 YTD Results

YTD Period Ending September 30th ***$ Millions***	***2012 Actual***	***2013 Actual***
Net Sales	$646.1	$498.2
YOY Growth	*7.6%*	*(22.9%)*
Operating Income (Loss)	9.8	0.4
Percent to Sales	*1.5%*	*0.1%*
Incremental Operating Margin	*(2.9%)*	*6.3%*
Net Interest Income (Expense)	$(26.3)	$(26.6)
Other Income (Expense)	0.5	0.3
Profit (Loss) Before Tax From Cont Ops	$(16.0)	$(25.9)
Tax (Provision) Benefit	(2.8)	(2.4)
Net Income (Loss) From Cont Ops	$(18.8)	$(28.3)
Discontinued Operations, Net of Tax	(2.6)	(11.7)
Net Income (Loss)	$(21.5)	$(39.9)
EPS Basic	*(0.45)*	*(0.84)*
EPS Fully Diluted	*(0.45)*	*(0.84)*
Adjusted EBITDA	$59.6	$37.2
Percent to Sales	*9.2%*	*7.5%*

Consolidated & Wheels Segment



Q3 Consolidated Revenue



$250.0
$200.0
$150.0
$100.0
$50.0
$-
$206.1
$187.3
$155.3
2011
2012
2013

Q3 Consolidated Adjusted EBITDA



$20.0
$15.0
$10.0
$5.0
$-
$17.3
$12.3
$11.2
2011
2012
2013

Q3 Wheels Revenue



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$106.0
$98.3
$88.0
2011
2012
2013

Q3 Wheels Adjusted EBITDA



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.5
$19.4
$17.0
2011
2012
2013

Gunite & Brillion Segments



Q3 Gunite Revenue


$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$63.4
$49.6
$40.8
2011
2012
2013

Q3 Gunite Adjusted EBITDA


$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(1.5)
$(2.0)
$(1.4)
$(1.7)
$1.5
2011
2012
2013

Q3 Brillion Revenue


$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$36.7
$39.4
$26.5
2011
2012
2013

Q3 Brillion Adjusted EBITDA


$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.6
$3.8
$1.4
2011
2012
2013

Consolidated Results



Consolidated Revenue Breakout

(2012 Full Year)



Business Segment
Customer
Market Segment
Imperial 14%
Brillion 15%
Wheels 48%
Gunite 22%
Paccar 19%
Other 48%
Navistar 13%
Daimler 11%
Volvo/ Mack 8%
Military 4%
Trailer 7%
Other 17%
Class 5-8 44%
A/M 29%
Brillion 15%
Gunite 26%
Wheels 56%
Navistar 16%
Daimler 13%
Other 54%
Paccar 9%
Volvo/ Mack 8%
Military 4%
Trailer 7%
Other 21%
Class 5-8 36%
A/M 32%

Trade Working Capital

Q3 2012 Working Capital Breakout (1)



$63.3
$81.1
$70.4
Trade A/R $
Net Inventory $
Trade A/P $

Q3 2013 Working Capital Breakout



$51.2
$60.4
$48.8
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements (1)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313
Trade W/C
Trade W/C % to Sales



1. Includes discontinued operations

Free Cash Flow

QTD Period Ending September 30th $ Millions	2012 Actual	2013 Actual
Adjusted EBITDA	$12.3	$11.2
Cash Interest Paid	(15.2)	(15.4)
Cash Taxes Paid	0.4	(0.3)
Excess Pension Contributions	(4.7)	(3.4)
Change in Trade W/C	16.8	(0.8)
Transaction Fees	(1.2)	(1.8)
Other	(5.3)	(2.2)
Cash from Operations	$3.2	$(12.8)
Capital Expenditures	(18.6)	(10.8)
Free Cash Flow	$(15.4)	$(23.6)

Net Debt & Liquidity

$ Millions	Q42012 Actual	Q12013 Actual	Q22013 Actual	Q32013 Actual
Senior Secured Notes	$304.1	$304.4	$304.7	$304.9
ABL Facility	20.0	45.0	45.0	35.0
Gross Debt	$324.1	$349.4	$349.7	$339.9
Less Cash	26.8	31.5	32.9	28.0
Net Debt	$297.4	$317.9	$316.8	$311.9
Debt to LTM Adjusted EBITDA	*4.7*	*6.5*	*7.7*	*7.5*
Available Liquidity	$64.0	$64.5	$74.1	$62.4

2013 Outlook

Full Year Guidance

Class 8	230K	to	245K
Class 5-7	180K	to	190K
Trailer	220K	to	235K
Net Sales	$625	to	$650
Adjusted EBITDA	$45	to	$50
CAPEX		$38	
Depreciation & Amortization		$43	
Cash Interest Expense		$33	
Cash Pension Funding		$10	
Free Cash Flow			
Cash from Ops minus Capex	($35)	to	($40)
Proceeds from Divestitures/Other		$48	

Summary



1. **Complete the "FIX" portion of our plan:**
   - Wheels: Launch new steel wheel coating systems in 1Q14; LEAN systems; fill or redeploy idle capacity
   - Gunite: Reduce distribution center costs; develop & sell new product technology; fill or redeploy idle capacity
   - Brillion: Lower operating costs (new CBA; LEAN systems; select CAPEX) to grow sales
   - Imperial: Sold non-core asset
   - Selectively reduce Corporate SGA and plant OH costs
   - Implement new ERP and scheduling systems at CORE assets in 2013-14

1. **Enhance Liquidity:**
   - Working Capital management
   - Minimize CAPEX for 4Q13 and 2014

1. **Focus on the "GROW" portion of our plan:**
   - NA Wheels: Industry recovery, fill wheel capacity with focus on gains at fleets & truck & trailer OEMs
   - Gunite: Focus on aftermarket and fleets, sell new product offerings
   - Brillion: Fill idle capacity; selectively upgrade or add capacity with partners to grow sales
   - Opportunistically grow wheels globally

PROFITABLY GROW the business

Questions

Appendix

Segment Revenue

Net Sales:	Q3				YTD			
$ Millions	**2012**	*YOY Growth*	**2013**	*YOY Growth*	**2012**	*YOY Growth*	**2013**	*YOY Growth*
Wheels	$98.3	(7.3%)	$88.0	(10.5%)	$328.1	9.2%	$280.6	(14.5%)
Gunite	49.6	(21.8%)	40.8	(17.8%)	185.4	(2.3%)	131.4	(29.2%)
Brillion Iron Works	39.4	7.2%	26.5	(32.6%)	132.5	20.3%	86.2	(34.9%)
Corporate / Other	-	--	-	--	-	--	-	--
Continuing Operations	187.3	(9.2%)	155.3	(17.1%)	646.1	7.6%	498.2	(22.9%)
Fabco Automotive	-	--	-	--	-	--	-	--
Brillion Farm	-	--	-	--	-	--	-	--
Bostrom Seating	-	--	-	--	-	--	-	--
Imperial	28.0	--	10.1	--	107.5	--	71.0	--
Discontinued Operations	28.0	--	10.1	--	107.5	--	71.0	--
Consolidated Total	215.2	(14.2%)	165.4	(23.2%)	753.5	5.0%	569.2	(24.5%)

Segment Operating Income

Operating Income:	Q3				YTD			
$ Millions	2012	YOY Growth	2013	YOY Growth	2012	YOY Growth	2013	YOY Growth
Wheels	$9.3	(39.6%)	$8.0	(14.3%)	$43.9	12.3%	$25.5	(41.9%)
Gunite	(8.1)	162.0%	(0.2)	(98.1%)	(12.1)	1103.5%	1.4	(111.5%)
Brillion Iron Works	2.5	583.9%	0.3	(88.2%)	13.3	642.4%	2.7	(79.5%)
Corporate / Other	(11.5)	--	(8.8)	--	(35.2)	--	(29.2)	--
Continuing Operations	(7.8)	(285.3%)	(0.7)	(90.7%)	9.9	(12.1%)	0.4	(95.6%)
Fabco Automotive	-	--	-	--	-	--	-	--
Brillion Farm	-	--	(0.1)	--	-	--	(0.1)	--
Bostrom Seating	-	--	-	--	-	--	-	--
Imperial	(1.9)	--	(0.1)	--	(2.7)	--	(1.6)	--
Discontinued Operations	(1.9)	--	(0.2)	--	(2.7)	--	(1.7)	--
Consolidated Total	(9.7)	(236.9%)	(1.0)	(90.1%)	7.1	(60.5%)	(1.3)	(118.2%)

** Operating Leverage refers to the YOY change in Operating Income relative to the YOY change in Net Sales*

Segment Adjusted EBITDA

Adjusted EBITDA:	***Q3***				***YTD***			
$ Millions	***2012***	***YOY Growth***	***2013***	***YOY Growth***	***2012***	***YOY Growth***	***2013***	***YOY Growth***
Wheels	$19.4	*(24.1%)*	$17.0	*(12.2%)*	$73.5	*6.2%*	$53.8	*(26.9%)*
Gunite	(1.7)	*21.4%*	1.5	*(188.2%)*	(0.1)	*(101.5%)*	5.5	*(6708.4%)*
Brillion Iron Works	3.8	*129.6%*	1.4	*(62.1%)*	17.0	*170.6%*	6.4	*(62.2%)*
Corporate / Other	(9.2)	--	(8.7)	--	(30.9)	--	(28.5)	--
Continuing Operations	12.3	*(28.8%)*	11.2	*(9.2%)*	59.6	*15.3%*	37.2	*(37.6%)*
Fabco Automotive	-	--	-	--	-	--	-	--
Brillion Farm	-	--	(0.1)	--	-	--	(0.1)	--
Bostrom Seating	-	--	-	--	-	--	-	--
Imperial	(1.6)	--	(0.0)	--	(1.9)	--	(0.7)	--
Discontinued Operations	(1.6)	--	(0.1)	--	(1.9)	--	(0.8)	--
Consolidated Total	10.7	*(51.7%)*	11.1	*3.5%*	57.7	*(6.6%)*	36.4	*(36.9%)*

** Operating Leverage refers to the YOY change in EBITDA relative to the YOY change in Net Sales*

Sales & Adjusted EBITDA



400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313

Net Income to EBITDA Reconciliation

QTD Period Ending September 30th *$ Millions*	*2012 Actual*	*2013 Actual*
Net Income	$(15.8)	$(8.4)
Income Tax Provision (Benefit)	(0.1)	(0.5)
Net Interest Expense (Income)	8.9	8.7
Depreciation	10.1	8.8
Amortization	2.8	2.2
EBITDA	$5.9	$10.8
Restructuring, Severance, Other	6.6	0.3
Other Items	(0.2)	0.1
Adjusted EBITDA	$12.3	$11.2

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

As of September 30th

$ Millions	***2012 Actual***	***2013 Actual***
Accounts Receivable	$81.1	$60.4
Days Sales Outstanding	*39.2*	*38.9*
Inventory	70.4	48.8
Days Inventory Outstanding	*32.5*	*31.1*
Accounts Payable	63.3	51.2
Days Payables Outstanding	*31.3*	*35.8*
Net Trade W/C	$88.2	$58.0
Cash Conversion Cycle Days	*40.4*	*34.3*
Percent to Annualized Sales	*10.2%*	*9.3%*
Incremental WC	*45.4%*	*60.5%*
Change from Prior Quarter	$16.8	$11.0
Source (Use) of Cash		

Customer Receivables - Net



Trade A/R $
DSO
200
180
160
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313

Inventories - Net



Net Inventory $
DIO
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313

Accounts Payable



140
120
100
80
60
40
20
-
45
40
35
30
25
20
15
10
5
-
Trade A/P $
DPO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313